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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 1998



                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


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
                  Delaware                                      0-24699                       62-1742957
----------------------------------------------         ----------------------             -----------------
(State or other jurisdiction of incorporation)        (Commission File Number)            (I.R.S. Employer
                                                                                         Identification No.)
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         One Kendall Square, Building 200
             Cambridge, Massachusetts                          02139
                       AND
        209 Tenth Avenue South, Suite 300
               Nashville, Tennessee                          37203-4173
      --------------------------------------              ----------------
     (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (617) 577-8020 and
                                 (615) 256-9915



                                 Not Applicable
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          (Former name or former address, if changed since last report)







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Item 5.           Other Events
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         The press release attached hereto as Exhibit 99.1 is being filed by the
Company to report the operating results for the month ended July 31, 1998.

Item 7.           Financial Statements and Exhibits
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(c)      Exhibits.  See Exhibit Index.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BRIGHT HORIZONS FAMILY SOLUTIONS,
                                      INC.


Date: August 14, 1998                 By:   /s/ Michael E. Hogrefe
                                            ------------------------
                                            Michael E. Hogrefe
                                            Chief Financial Officer








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                                  EXHIBIT INDEX

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
99.1     Press Release dated August 14, 1998, announcing July 1998 financial results.
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